UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

——————

FORM 8-K

——————

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025

——————

Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

——————

Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(d) Election of New Director

On September 5, 2025, the Board of Directors (the "Board") of Duos Technologies Group, Inc. (the “Company”) elected Brian J. James as a member of the Board, effective immediately.

The Board determined that Mr. James qualifies as “independent” in accordance with the published listing requirements of NASDAQ. Mr. James has not been appointed to any Board committees at this time.

Mr. James is a proven entrepreneurial business leader with more than two decades of experience building, scaling and advising companies across the fiber and data center industries. Between October 2009 and March 2020 and since May 2024, Mr. James has served as President of NAT Tech LLC (dba National Technologies), a contractor for fiber optic installation, splicing, testing and maintenance. Since March 2020, Mr. James has been the President and Founder of Fiber Data Warehouse LLC (dba Optimal Fiber), a fiber and data material distribution business.  Mr. James also has been, since July 2015, the President and Chief Executive Officer of Fiber Connect LLC, a competitive local exchange carrier that owns fiber optic cables between data centers in Northern Virginia and Oregon. In addition, from May 2014 to 2023 (when it was sold), Mr. James was the Co-Founder of BCDC Connect LLC (dba NDC Fiber), which also was a competitive local access carrier, based in Chicago, Illinois.

Mr. James will receive the standard compensation available to non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2025.

There are no arrangements or understandings between Mr. James and any other person, in each case, pursuant to which Mr. James was elected to serve on the Board. There are no family relationships between Mr. James and any other director or executive officer of the Company and there have been no transactions between Mr. James and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. James's election is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 10, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: September 10, 2025	By:	/s/ Adrian G. Goldfarb
Adrian G. Goldfarb Chief Financial Officer